amendment no. 1 to tax sharing agreement

This Amendment No. 1 to Tax Sharing Agreement (the “Amendment”) is executed on April 29, 2013, by and among Ambac Financial Group, Inc. (formerly known as AMBAC Inc., and hereinafter referred to as “AFGI” or “Parent”) and each of the other corporations that is a signatory to this Amendment below (each a “Subsidiary” and collectively the “Subsidiaries”).

WHEREAS, AFGI and the Subsidiaries are parties to that certain Tax Sharing Agreement (the “Tax Sharing Agreement”) executed on March 14, 2012;

WHEREAS, AFGI, Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation) (“AAC”) and the other Subsidiaries are entitled to additional federal income tax benefits arising from a change in the position of the IRS regarding the treatment of charge-offs under SSAP 43R (within the meaning of the National Association of Insurance Commissioners’ Statements of Statutory Accounting Principles); and

WHEREAS, AFGI and the Subsidiaries desire to equitably distribute the additional tax benefits arising from such treatment of charge-offs.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. All capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Tax Sharing Agreement. All amendments described below in this Amendment shall be treated as being effective on the Effective Date, and shall have effect for all Taxable Periods beginning on or after January 1, 2011, subject to subparagraphs 1(a) and 1(b) of the Tax Sharing Agreement.

2. Paragraph 1 of the Tax Sharing Agreement is hereby amended and restated to include the following new definitions:

“AAC Section 166 Directive AMT NOL Amount” shall mean fifty percent (50%) of the Section 166 Directive AMT NOL Amount.

“AAC Section 166 Directive NOL Amount” shall mean fifty percent (50%) of the Section 166 Directive NOL Amount.

“Section 166 Directive” shall mean the directive (Control No. LB&I-04-0712-009), dated July 30, 2012, issued by the Large Business & International Division of the IRS, relating to partial worthlessness deductions for eligible securities reported by insurance companies.

“Section 166 Directive AMT NOL Amount” shall mean the excess (if any) of (i) the Specified AMT NOL Amount taking into account the Group’s implementation of the Section 166 Directive in accordance with the terms of the Section 166 Directive and in accordance with subparagraph 6(c) over (ii) the Specified AMT NOL Amount without taking into account the Group’s implementation of the Section 166 Directive.

“Section 166 Directive Election Year” shall mean the taxable year for which the Group first implements the Section 166 Directive.

“Section 166 Directive NOL Amount” shall mean the excess (if any) of (i) the Specified NOL Amount taking into account the Group’s implementation of the Section 166 Directive in accordance with the terms of the Section 166 Directive and in accordance with subparagraph 6(c) over (ii) the Specified NOL Amount without taking into account the Group’s implementation of the Section 166 Directive.

“Specified AMT NOL Amount” shall mean the aggregate amount of AMT NOLs of the Group that are carried forward into the Taxable Period beginning on January 1, 2013.

“Specified NOL Amount” shall mean the aggregate amount of NOLs of the Group that are carried forward into the Taxable Period beginning on January 1, 2013.

3. The following definitions from paragraph 1 of the Tax Sharing Agreement are hereby amended and restated to read as follows:

"Post-Determination Date AMT NOLs" shall mean, subject to subparagraph 6(f), any AMT NOLs (other than any Section 166 Directive AMT NOL Amount) directly accruing and attributable to the AAC Subgroup (determined on a Separate Subsidiary Basis) after the Determination Date, plus the AAC Section 166 Directive AMT NOL Amount. The Section 166 Directive AMT NOL Amount shall not be treated, in whole or in part, as an amount of Pre-Determination Date AMT NOLs.

"Post-Determination Date NOLs" shall mean, subject to subparagraph 6(f), any NOLs (other than any Section 166 Directive NOL Amount) directly accruing and attributable to the AAC Subgroup (determined on a Separate Subsidiary Basis) after the Determination Date, plus the AAC Section 166 Directive NOL Amount. The Section 166 Directive NOL Amount shall not be treated, in whole or in part, as an amount of Pre-Determination Date NOLs.

"Pre-Determination Date AMT NOLs" shall mean, subject to subparagraph 6(f), any AMT NOLs generated by the Group on or prior to, and existing as of, the Determination Date, not taking into account the consequences of any settlement with respect to the IRS Dispute and not including, in whole or in part, the Section 166 Directive AMT NOL Amount.

"Pre-Determination Date NOLs" shall mean, subject to subparagraph 6(f), any NOLs generated by the Group on or prior to, and existing as of, the Determination Date, not taking into account the consequences of any settlement with respect to the IRS Dispute and not including, in whole or in part, the Section 166 Directive NOL Amount.

4. Subparagraph 6(c) of the Tax Sharing Agreement shall be amended and restated to read as follows:

(c)	Payment of Tax. For every Taxable Period, Parent will pay or discharge, or cause to be paid or discharged, the consolidated Federal Tax liability or AMT liability, including payments of estimated tax, of the Group. Parent shall implement the Section 166 Directive by causing the Group to (i) file, in accordance with the terms of the Section 166 Directive, a properly completed original (or amended, as the case may be) consolidated federal tax return for the Taxable Period beginning on January 1 of the Section 166 Directive Election Year, which return shall claim deductions pursuant to the Section 166 Directive in the maximum amount permitted to be claimed for such Taxable Period under the terms of the Section 166 Directive, and (ii) to file, in accordance with the terms of the Section 166 Directive, a properly completed original (or amended, as the case may be) consolidated federal tax return for each subsequent Taxable Period, which return shall claim deductions pursuant to the Section 166 Directive in the maximum amount permitted to be claimed for such Taxable Period under the terms of the Section 166 Directive.

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5. New subparagraph 6(g) of the Tax Sharing Agreement will be added as follows:

(g)	Section 166 Directive Election Year. Parent will select the Section 166 Directive Election Year (other than 2009) that results in the largest Section 166 Directive NOL Amount.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed as of the date first above written.

AMBAC FINANCIAL GROUP, INC.

By:
Name:
Title:

AMBAC ASSURANCE CORPORATION

By:
Name:
Title:

AMBAC CAPITAL CORPORATION

By:
Name:
Title:

AMBAC INVESTMENTS, INC.

By:
Name:
Title:

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AMBAC CAPITAL FUNDING, INC.

By:
Name:
Title:

AMBAC ASSET FUNDING CORPORATION

By:
Name:
Title:

AMBAC AII CORPORATION

By:
Name:
Title:

EVERSPAN FINANCIAL GUARANTEE CORP.

By:
Name:
Title:

CONNIE LEE HOLDINGS, INC.

By:
Name:
Title:

AMBAC (BERMUDA) LTD.

By:
Name:
Title:

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